UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Acri Capital Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 25, 2023 (January 25, 2023)

Date of Report (Date of earliest event reported)

Acri Capital Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41415	87-4328187
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13284 Pond Springs Rd, Ste 405 Austin, Texas	78729
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 512-666-1277

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and on-half of one Warrant	ACACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	ACAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ACACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

A press release describing the postponement of the special meeting to approve the Extension Amendment (as defined below) described in Item 8.01 is attached hereto as Exhibit 99.1.

Item 8.01 Other Events

On January 12, 2023, Acri Capital Acquisition Corporation (the “Company”) filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to a special meeting of the Company’s stockholders, scheduled to occur on January 26, 2023 (the “Special Meeting”), to vote on, among other things, a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to amend the amount of monthly deposit required to be deposited in the trust account from $0.0333 for each public share to $0.0625 for each public share for up to nine (9) times if the Company has not consummated its initial business combination by March 14, 2023 (such amendment to the Charter, the “Extension Amendment”).

On January 25, 2023, the Company issued a press release announce that the Special Meeting is being postponed until February 8, 2023 at 9:00 a.m., Eastern Time. The location and the dial-in information of the Special Meeting remains as set forth in the Proxy Statement.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Proxy Statement, as well as other documents filed by the Company with the SEC. These documents contain important information about the Company and the Extension Amendment. Stockholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to Acri Capital Acquisition Corporation, 13284 Pond Springs Rd, Ste 405, Austin, Texas 78729.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or with respect to the Extension Amendment and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation

The Company and its directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Extension Amendment. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This Press Release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 25, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acri Capital Acquisition Corporation

Date: January 25, 2023	By:	/s/ “Joy” Yi Hua
	Name:	“Joy” Yi Hua
	Title:	Chief Executive Officer

3

Exhibit 99.1

Acri Capital Acquisition Corporation Announces Postponement of Special Meeting of Stockholders Until February 8, 2023

Austin, Texas, January 25, 2023 — Acri Capital Acquisition Corporation (the “Company”) (Nasdaq: ACAC), a special purpose acquisition company, today announced that, upon the approval of its Board of Directors, it has postponed the special meeting of stockholders scheduled to occur on January 26, 2023 (the “Special Meeting”) until February 8, 2023 at 9:00 a.m., Eastern Time, at the same location and with the same dial-in information as set forth in the Proxy Statement (as defined below). On January 12, 2023, the Company filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to the Special Meeting to vote on, among other things, a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to amend the amount of monthly deposit required to be deposited in the trust account from $0.0333 for each public share to $0.0625 for each public share for up to nine (9) times if the Company has not consummated its initial business combination by March 14, 2023 (such amendment to the Charter, the “Extension Amendment”). The record date for determining the Company stockholders entitled to receive notice of and to vote at the Special Meeting remains the close of business on December 28, 2022 (the “Record Date”). Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the Record Date can vote, even if they have subsequently sold their shares. In connection with the postponement of the Special Meeting, the Company has further extended the deadline for holders of the Company’s public shares issued in the Company’s initial public offering to submit their shares for redemption in connection with the Extension Amendment to 5:00 p.m. Eastern Time on February 6, 2023.

About Acri Capital Acquisition Corporation

Acri Capital Acquisition Corporation is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses with one or more businesses or entities, provided that it will not undertake its initial business combination with any entity being based in or having the majority of its operations in China (including Hong Kong and Macau).

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Proxy Statement, as well as other documents filed by the Company with the SEC. These documents contain important information about the Company and the Extension Amendment. Stockholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to Acri Capital Acquisition Corporation, 13284 Pond Springs Rd, Ste 405, Austin, Texas 78729.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or with respect to the Extension Amendment and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation

The Company and its directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Extension Amendment. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This Press Release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

Contact Information

Company Contact:

Acri Capital Acquisition Corporation

Ms. “Joy” Yi Hua, Chairwoman

Email: acri.capital@gmail.com

Investor Relations Contact:

International Elite Capital

Annabelle Zhang

Telephone: +1(646) 866-7989

Email: acri@iecapitalusa.com